Exhibit 99.1

J)5<)9@ 2017 l5=-:;69 "9-:-5;);165 .:914/09?7D 74A0 7410 B4?3 0,>0

Forward-Looking Statements

This presentation contains certain forward-looking statements that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements.

In some cases, you can identify forward-looking statements by the words "expect," "intend," "target," "plan," "estimate," "predict," "opportunity," and "continue," or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements include statements about future demand for our Eversense™ System and future products, if any, that we may develop; the growth of the CGM market; the factors that we believe drive demand for our Eversense™ System and our ability to sustain such demand; the size of the market and competitive landscape for our Eversense™ System; the initiation, timing, progress and results of our clinical trials; our plans for the Eversense™ System and our expectations about completion of its development and the timing of the submission for regulatory approval by the FDA, and the timing for receiving such approvals; our enhancement of the Eversense™ System, including the extension of sensor life and improvements in accuracy; launch of the Eversense™ System in the United States and European countries; expected long-term gross profit margins; our plans for pursuing coverage and reimbursement for our Eversense™ System; our ability to protect and enforce our intellectual property rights; and anticipated trends and challenges in our business and the market in which we operate.

These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward- looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that these statements are based on a combination of facts and factors currently known by us and our expectations of the future, about which we cannot be certain. Factors that may cause actual results to differ materially from any future results expressed or implied by any forward-looking statements include the risk that we may not achieve greater market acceptance of our Eversense™ System; the risk that we may not be able to establish sales and marketing capabilities in order to meet demand for our Eversense™ System; risks associated with competition in the diagnostics industry; risks associated with the performance of our Eversense™ System; the risk that we may not receive regulatory clearance for our Eversense™ System in the United States; the risk that we may not be able to comply with extensive ongoing regulatory requirements; risks associated with reliance on a limited number of suppliers; the risk that we may not be able to successfully develop or introduce new or other applications of our technology at all or in a timely manner; the risk that we may not be able to maintain and expand coverage and reimbursement from health insurers and other third-party payers; risks associated with limited patent protection; the risk that we may not successfully manage our growth; and risks associated with reliance on outside financing to meet capital requirements. For further information regarding these risks, uncertainties and other factors you should read the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2015, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 and our other filings we make with the Securities and Exchange Commission from time to time.

Any forward-looking statements speak only as of the date of this presentation. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Senseonics.
2

+65.1,-5;3@ 31=-31.->1;0 -):-develop and commercialize transformative glucose monitoring products. 3

The Market Is Quickly Growing



10
8
6
4
2
0
Millions of Patients
Europe
U.S.
Europe
U.S.
2015
2020
Intensively Managed Population
$8
$7
$6
$5
$4
$3
$2
$1
$0
Revenue In Billions
CGM fastest growing segment
$0.7
2015
$3.3
2020 Est.
CGM*
~35 – 40% CAGR
$2.5
2015
$3.5
2020 Est.
Insulin Pumps
~8% CAGR
$6.5
2015
$5.8
2020 Est.
SMBG
~(2%) CAGR

Type 1 CGM penetration, in the US, projected to grow from 8% to 45% by 2020

Senseonics

4

Introducing the Highly Differentiated CGM System

Eversense is the CGM system with the …

Highest accuracy

Longest sensor life

Best convenience

88% Of patients say they would use it everyday to manage their diabetes

Senseonics.

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&0-E=-9:-5:-%@:;-4%-5:69%4)9; &9)5:41;;-9 M6*13-A77 Sensor that lasts up to 180 days No weekly sensor insertion No open wound Removable and rechargeable On-body vibe alerts Gentle-on-skin adhesive No extra device to carry iOS and Android platform Alarm settings & reports 6

Established, Proven Sensor Technology

- Non-enzymatic, fluorescence based measurement
- Simple in-office procedure – less than 5 mins
- Best-in-class accuracy
- Lasts up to 180-days without removing
- Tested in over 900 sensors in 500 patients, 100,000 sensor wear days



Biocompatible Encasement
Optical Interface
Polymer Hydrogel
NFC Antenna

no weekly sensor insertion

no open wound

no sensor wasted when transmitter removed



Senseonics

7

onbodyalerts forextra security 8

Eversense Mobile Platform Enables Advanced Features

Predictive Low/High Glucose Alerts & Rate of Change Alerts



iPod
11:13 AM
Glucose Within Target Levels
Settings
Glucose
Predictive Alerts
Be alerted X Minutes before your sensor glucose level, if it continues at its current rate, will cross the Glucose Alert Threshold.
Predictive Alerts
Minutes
20
Rate Alerts
Be alerted when your sensor glucose level is changing (rising or falling) faster than the set Rate of Change.
Rate Alerts
Rate of Change
2.5 mg/dL/min

Reports Directly on App



iPod
10:31 AM
Glucose Within Target Levels
Reports
1 Day
7 Days
14 Days
30 Days
90 Days
Glucose Pie Chart (mg/dL)
(Mar 20, 2016 - Apr 19, 2016)
Above Target Level (20%)
Below Target Level (4%)
Within Target Levels (76%)

Email PDF report to caregiver

Remote Monitoring with Eversense Now



iPod
8:51 AM
Eversense Now
Last Name
Glucose
Status
Jim Doe
105
mg/dL
Jane Doe
111
mg/dL

Readings on Applewatch



Glucose Within Target Levels
99
mg/dL

Senseonics.

industry leading accuracy


RAINIER CLINICAL RESEARCH CENTER
JOHN MUIR HEALTH
DIABLO CLINICAL RESEARCH
WORLDWIDE CLINICAL TRIALS
ATLANTA DIABETES ASSOCIATES
Mount Sinai
Advanced Metabolic Care + Research
CTT
CLINICAL TRIALS OF TEXAS, INC.

largest continuous single-sensor pivotal study in the world

16,000+ paired data points,

2,000,000+ sensor glucose readings

U.S. PRECISE II Study Completed

Determine safety and accuracy

accurate

MARD

8.8%

Glucose range of 40-400 mg/dL

Throughout 90-day use

safe

No Infections

No adhesive reactions

Long life

94% of subjects thru 90 days of continuous use

73% of subjects projected thru180 days of continuous use

Senseonics.

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Sensor Performance Comparison

Device	Matched Pairs	Percent of System Readings Within				MARD (%)
		15/15% of Reference	20/20% of Reference	30/30% of Reference	40/40% of Reference	
Eversense	16,653	86%	93%	98%	99%	8.8
Dexcom G5*	2,263	86%	93%	98%	99%	9.0
Libre Pro*	12,323 / 12,080	72%	84%	95%	99%	12.1
Medtronic Enlite 3* 2 Cal / Day	12,090	79%	88%	96%	99%	10.6
Medtronic Enlite 3* 3-4 Cals / Day	11,664	83%	91%	97%	99%	9.6

Senseonics

* Summary of Safety and Effectiveness Data (SSED)
Medical Device Databases – http://www.fda.gov

11

Reduce Calibration Sensor



2-Cal Sensor, MARD 8.8%
400
350
300
250
200
150
100
50
0
Glucose (mg/dL)
Eversense
Glucose Readings
Lab
Reference
SMBG
SMBG
Target Range
22:00
02:00
06:00
10:00
14:00
18:00



user
convenience
same
sensor
1-Cal Sensor, MARD 9.5%
400
350
300
250
200
150
100
50
0
Glucose (mg/dL)
Eversense
Glucose Readings
Lab
Reference
SMBG
Target Range
22:00
02:00
06:00
10:00
14:00
18:00

Senseonics.

Eversense CGM System is CE marked and approved for sale in Europe. Eversense CGM System is an Investigational Device and is limited by Federal Law to investigational use in the United States.

12

");1-5; “I learned a lot about my diabetes and how to manage lows and highs, when to eat and when to take more insulin or turn off the insulin pump.” G )D;0 1 ;,?409?, (B0/09 “Significant reduction of hypoglycemia due to early warning  safety gain quality  I have exercised much more.” G )D;0 1 ;,?409?, G0=8,9D  life “The shows both glycemic value and its trend and leads disappearance… very easy to use.” G ':8,94,9 >?@/D ;,=?4.4;,9? to hypoglycemia 13

"0@:1+1)5 F--,*)+2 “One of the features of endocrinology that appealed to me is the relative absence of procedures. After performing the sensor insertion, I realized that I no longer fear procedures. I felt very comfortable after the first two sensors.” D9. M)92 C091:;-5:-5, D4,-7: C7494.,7 '0>0,=.3, +,79@? C=006, C,741:=94, “It was surprising how easy the insertion procedure was.” D9. M)5<-3) L152, I9>?4?@?0 1:= D4,-0?0> )0.39:7:2D, *78, G0=8,9D “I don’t understand why some would think implanting a sensor would be difficult without having any first hand knowledge of the procedure. We’re transitioning into ‘interventional endocrinologists’ to meet the needs of our patients.” D9. &146;0@ B)13-@, A"C' I9>?4?@?0, E>.:9/4/:, C,741:=94, 14

Strategic Positioning For Maximum Acceptance

leverage channels

- Utilize experienced distributors OUS
- Build direct sales force in US
- Target key clinic and patient base

competitive price to healthcare system

- Total price reflects reimbursement to endos
- Reduced co-pays with bi-annual sensor purchase
- Reduce number of components to purchase

secure comprehensive reimbursement

- CPT category III codes issued
- Classify as medical benefit
- Leverage positive coverage for CGM

innovative product and program offering

- Product introductions to grow share and market
- Strong product pipeline
- Awareness and training programs

Senseonics
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Launch in 2017 European country expansion in 2017 and beyond C644-9+1)31A);165%;9);-/@ Focused on addressable CGM markets 16

US Sales Approach

build commercial infrastructure to drive revenue

- Begin sales management and managed care sales account hiring mid-2017
- Focus on targeted high-insulin prescribing clinics
- Provide clinic training and reimbursement claims support

Sales Force Role By Activity and Segment

Segments	Sales Call	Sensor Training
Payers	Key Acct Mgrs	N/A
KOLs	Sales Rep	Clinical Training Mgr
Endos	Sales Rep	Clinical Training Mgr
Diabetes Eds	Sales Rep	N/A
Patients	Device Training By Sales, Clinic	

Activities

Senseonics.

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Product Strategy

- Reduce Calibration
- Lower Cost
- Broaden Target Market
- Approve for Pediatrics
- Integrate with Insulin Pump
- Extend Duration
- Improve Accuracy

Senseonics.

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Product Pipeline

Products to grow market share

Intensively Managed Patients

Eversense 180

full 180 day with dosing claim, 1x/Day calibration

Eversense for Pediatric Use

Eversense with Pump Integration

Products to broaden target market

Insulin Using Patients and Type 2 Patients

On-Demand

Flash Glucose Monitoring

Gemini

2 in 1



MDI Patients
Pump Patients
Non-MDI Patients
OAD Patients

Senseonics.
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the long-term flash glucose !5-D-4)5, monitoring with no transmitter Implanted 180 day sensor, smartphone app, no transmitter worn Direct sensor communication with NFC-interfaced smartphone NFC-interfaced phones act as transmitter and receiver; powers and reads implanted sensor 20

/ Gemini the ultimate flexibility for your daily life

Key Financial Metrics

2016 Preliminary Results

Cash/Cash Equivalents	~$20M
Revenue	~$0.3M
Debt	$20M
Shares Outstanding	~93.4M

2017 Guidance

6.0 – 7.0M
in revenue

Senseonics
22

Senseonics 2017 Milestones


1H
Launch Gen 2
Transmitter in EU
1H
CE Mark
Approval 180 Day
2H
IDE
180 Day Trial
2H
PMA
Approval
2H
U.S. Launch
FY
Expand EU
Commercial Launch

Senseonics

Eversense CGM System is CE marked and approved for sale in Europe. Eversense CGM System is an Investigational Device and is limited by Federal Law to investigational use in the United States.

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J)5<)9@ 2017 l5=-:;69 "9-:-5;);165 .:914/09?7D 74A0 7410 B4?3 0,>0 24